UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 23, 2014

DOVER CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-4018	53-0257888
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3005 Highland Parkway

Downers Grove, Illinois 60515

(Address of Principal Executive Offices)

(630) 541-1540

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

Dover Corporation (the “Company” or “Dover”) will present at the Citigroup Industrials Conference on September 23, 2014 at 10:15 a.m. Eastern time. A copy of the slide presentation to be used by the Company is attached as Exhibit 99.1 to this Current Report on Form 8-K. A link to the live audio webcast of the Company’s presentation and related materials will be available on the Company’s website (www.dovercorporation.com) and a replay of the webcast will be available on the website for approximately 90 days.

Exhibit 99.1 contains “forward-looking” statements within the meaning of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the Private Securities Litigation Reform Act of 1995. The forward-looking statements in these materials include any statements that are not historical facts. Forward-looking statements are subject to inherent risks and uncertainties that could cause actual results to differ materially from current expectations. Such risk factors include, but are not limited to, market and economic conditions and changes in corporate policy. Dover refers you to the documents the Company files from time to time with the Securities and Exchange Commission, such as Dover’s periodic reports on Form 10-K, Form 10-Q and current reports on Form 8-K, for a discussion of these and other risks and uncertainties that could cause actual results to differ materially from Dover’s current expectations and from the forward-looking statements contained in these presentation materials. Dover undertakes no obligation to update any forward-looking statement, except as required by law.

The information in this report (including Exhibit 99.1) shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liability of that Section, and shall not be incorporated by reference into any registration statement or other document filed by Dover under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired.

Not applicable.

(b)	Pro forma financial information.

Not applicable.

(c)	Shell company transactions.

Not applicable.

(d)	Exhibits.

The following exhibit is furnished as part of this report:

99.1	Dover Corporation’s Presentation September 23, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 23, 2014	DOVER CORPORATION
(Registrant)

	By:	/s/ Ivonne M. Cabrera
Ivonne M. Cabrera
Senior Vice President, General Counsel & Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Dover Corporation’s Presentation September 23, 2014